UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): September 7, 2006

                                 ASHWORTH, INC.
             (Exact Name of Registrant as Specified in Its Charter)



            Delaware                   001-14547             84-1052000
(State or Other Jurisdiction of       (Commission          (IRS Employer
         Incorporation)               File Number)       Identification No.)


             2765 Loker Avenue West
              Carlsbad, California                              92010
    (Address of Principal Executive Offices)                  (Zip Code)



       Registrant's Telephone Number, Including Area Code: (760) 438-6610


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition.

         On September 7, 2006, Ashworth, Inc. (the "Company") issued a press release announcing the financial results for its third quarter and first nine months of fiscal year 2006 as well as earnings guidance for its full fiscal year 2006. The Company will hold an earnings call at 4:30 p.m., Eastern Time, on September 7, 2006 to review such results. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01      Financial Statements and Exhibits.

      (d)      Exhibits:

      The following exhibit is furnished with this current report on Form 8-K:

Exhibit Number     Description of Exhibit
--------------     ----------------------

99.1 Ashworth, Inc. press release dated September 7, 2006 announcing the financial results for its third quarter and first nine months of fiscal year 2006 as well as earnings guidance for its full fiscal year 2006.


The information in this current report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this current report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ASHWORTH, INC.



Date:    September 7, 2006          By:   /s/ Winston E. Hickman
                                          -------------------------
                                          Winston E. Hickman
                                          EVP, Chief Financial Officer and
                                          Treasurer

                                  EXHIBIT INDEX



Exhibit No.                             Description
-----------                             -----------

99.1 Ashworth, Inc. press release dated September 7, 2006 announcing the financial results for its third quarter and first nine months of fiscal year 2006 as well as earnings guidance for its full fiscal year 2006.